EXTENSION AGREEMENT

     This extension agreement is entered into between Tower Tech, Inc. as Maker and Electrical Constructors as Lender to mutually extend the Maturity date of that certain Promissory Note dated May 8, 1996 in the amount of$1,000,000.00 to June 14, 2000. Initials: JHE HC

Lender Signature:                             Maker Signature:
Electrical Constructors                       Tower Tech, Inc.
37 East Sylvan                                PO Box 1838
Columbus, Ohio 43204                          Chickasha, Oklahoma 73023

ss/J. H. Elliott                               ss/Harold Curtis
______________________                         _______________________
JAMES ELLIOTT                                  HAROLD CURTIS
Partner                                        Chief Executive Officer


Attest:                                        Attest:

Ss/Nancy L. Fenstemaker                        ss/Lana Morgan
_______________________                        ________________________
NANCY L. FENSTEMAKER                           LANA MORGAN

Witness                                        Secretary